UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2009

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / NOVEMBER 30, 2009

Western Asset Investment Grade Defined Opportunity Trust Inc.

(IGI)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	16

Statement of operations	17

Statement of changes in net assets	18

Financial highlights	19

Notes to financial statements	20

Report of independent registered public accounting firm	27

Board approval of management and subadvisory agreements	28

Additional information	32

Annual chief executive officer and chief financial officer certifications	38

Dividend reinvestment plan	39

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

Over the course of the reporting period from the Fund’s commencement of operations on June 26, 2009 through November 30, 2009, market conditions improved. While the U.S. economy was weak during the first part of the reporting period, the lengthiest recession since the Great Depression finally appeared to have ended during the third quarter of 2009.

Looking back, the U.S. Department of Commerce reported that fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 5.4%. Economic weakness accelerated during the first quarter of 2009, as GDP fell 6.4%. However, the economic environment started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program and its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through November as well.

The housing market also saw some improvement during the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that home prices rose for the fourth straight month in September. In addition, the Commerce Department reported that, during October, sales of existing homes reached their highest level in two years.

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained

Western Asset Investment Grade Defined Opportunity Trust Inc.	I

Letter from the chairman continued

elevated during the reporting period. After reaching a twenty-six-year high of 10.2% in October 2009, the unemployment rate fell to 10.0% in November. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by 8.2 million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed maintained this stance through the end of 2009. In conjunction with its December 2009 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 1.12% and 3.55%, respectively, two- and ten-year Treasury yields then moved higher as economic news improved and peaked on August 7, 2009 at 1.32% and 3.89%, respectively. Yields then moved lower upon the release of certain disappointing economic data, and two- and ten-year yields ended the reporting period at 0.67% and 3.21%, respectively.

In a reversal from 2008 and early 2009, investor risk aversion faded during the reporting period, driving spread sector (non-Treasury) prices higher. For the period from June 30, 2009 through November 30, 2009, the overall bond market, as measured by the Barclays Capital U.S. Aggregate Indexvi returned 5.61%. Lower-quality corporate bonds outperformed their higher-quality counterparts over that period, as bonds rated AA and A returned 7.96% and 9.89%, respectively, whereas bonds rated BBB gained 12.24%.vii

The high-yield bond market produced very strong results during the reporting period. In sharp contrast to its poor results in late 2008 and February 2009, the asset class posted positive returns during every month covered by this report. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, for the period from June 30, 2009 through November 30, 2009, the Citigroup High Yield Market Indexviii returned 16.74%.

Emerging market debt prices rallied sharply and also posted strong returns throughout the reporting period. This upturn was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. For the period from June 30, 2009 through November 30, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 11.53%.

II	Western Asset Investment Grade Defined Opportunity Trust Inc.

Special shareholder notice

On July 27, 2009, the Fund declared its initial distribution of $0.1045 per common share, payable August 21, 2009. Based on the Fund’s offering price of $20.00 per share, this equates to an annualized distribution rate of 6.27%. On July 27, 2009, the Fund also declared monthly distributions of $0.1045 per common share for September, October and November 2009.

This information is not for tax reporting purposes but is being provided to announce the amount of the Fund’s distributions that have been declared by the Board of Directors. In early 2010, after definitive information is available, the Fund will send shareholders a Form 1099-DIV, if applicable, specifying how the distributions paid by the Fund during the prior calendar year should be characterized for purposes of reporting the distributions on a shareholder’s tax return (e.g., ordinary income, long-term capital gain or return of capital).

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Western Asset Investment Grade Defined Opportunity Trust Inc.	III

Letter from the chairman continued

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 24, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

For the period from June 30, 2009 through November 30, 2009, as measured by the Barclays Capital U.S. Corporate Investment Grade Index. The Barclays Capital U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued U.S. corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two rating agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

viii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
ix

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

IV	Western Asset Investment Grade Defined Opportunity Trust Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in investment grade corporate fixed-income securities of varying maturities. The Fund may invest up to 20% of its net assets in corporate fixed-income securities of below investment grade quality at the time of investment and other securities, including obligations of the U.S. government, its agencies or instrumentalities, common stocks, warrants and depositary receipts. While the Fund may invest up to 20% of its net assets in below investment grade securities, the Fund will, under normal market conditions, maintain a portfolio with an overall dollar-weighted average of investment grade credit quality. The Fund may invest up to 20% of its net assets in securities of foreign issuers located anywhere in the world, including issuers located in emerging market countries. Additionally, the Fund may invest up to 20% of its net assets in non-U.S. dollar denominated securities.

The Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit default swaps and other swap agreements; provided that the Fund’s exposure to derivative instruments, as measured by the total notional amount of all such instruments, will not exceed 20% of its net assets.

In purchasing securities and other investments for the Fund, we may take full advantage of the entire range of maturities and durationsi offered by corporate fixed-income securities and may adjust the average maturity or duration of the Fund’s portfolio from time to time, depending on our assessment of the relative yields available on securities of different maturities and durations and our expectations of future changes in interest rates.

The Fund may take on leveraging risk by utilizing certain management techniques, whereby it will segregate liquid assets, enter into offsetting transactions or own positions covering its obligations. To the extent the Fund covers its commitment under such a portfolio management technique, such instrument will not be considered a senior security for the purposes of the Investment Company Act of 1940. However as a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	1

Fund overview continued

managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the period from the Fund’s commencement of operations on June 26, 2009 through November 30, 2009, the fixed-income market returned to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)ii, the U.S. Department of the Treasury and other government entities. The yields on two- and ten-year Treasuries began the reporting period at 1.12% and 3.55%, respectively. Treasury yields initially moved in a relatively narrow range, before moving higher in August as economic conditions generally improved and there were concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. Two- and ten-year yields peaked on August 7, 2009 at 1.32% and 3.89%, respectively, and then generally moved lower as the economic data appeared to weaken in the following weeks. This was especially the case at the end of the reporting period due to some mixed economic data. At the conclusion of the reporting period, two- and ten-year Treasury yields were 0.67% and 3.21%, respectively.

The corporate bond market generated strong results during the reporting period, as there were signs that the economy was stabilizing and investor risk aversion abated. This led to falling demand for Treasuries and a strong sharp rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities. The corporate bond market was also supported by improving technicals, some encouraging corporate earnings news and signs that the recession was drawing to a close. Looking at the reporting period as a whole, lower-quality corporate bonds outperformed their higher-quality counterparts. For the period from June 30, 2009 through November 30, 2009, as measured by the Barclays Capital U.S. Corporate Investment Grade Indexiii, bonds rated AA and A returned 7.96% and 9.89%, respectively, whereas bonds rated BBB returned 12.24%.

Q. How did we respond to these changing market conditions?

A. The Fund was launched on June 26, 2009. As we initially invested the Fund’s assets, we sought to take advantage of attractive valuations in the investment grade and high-yield corporate bond markets. Within the investment grade space, we established positions in the Financials, Industrials and Utilities sectors. We made an allocation to high-yield bonds which we believed offered compelling yields and capital appreciation potential. The Fund’s high-yield exposure enhanced its performance during the reporting period. During the reporting period, the Fund utilized Treasury futures primarily for hedging purposes. This strategy was a modest detractor from performance.

2	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

Performance review

For the period from its commencement of operations on June 26, 2009 through November 30, 2009, Western Asset Investment Grade Defined Opportunity Trust Inc. returned 10.32% based on its net asset value (“NAV”)iv and 0.33% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Credit Indexv, returned 9.85% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averagevi returned 13.20% for the period from June 30, 2009 through November 30, 2009. Please note that Lipper performance returns are based on each fund’s NAV.

During this period, the Fund made distributions to shareholders totaling $0.42 per share. The performance table shows the Fund’s total return since commencement of operations based on its NAV and market price as of November 30, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of November 30, 2009 (unaudited)

PRICE PER SHARE	TOTAL RETURN* SINCE COMMENCEMENT OF OPERATIONS** (not annualized)
$20.58(NAV)	10.32%
$19.64(Market Price)	0.33%

All figures represent past performance and are not a guarantee of future results.

* Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

** The Fund commenced operations on June 26, 2009.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance for the reporting period was its overweight position in securities rated BBB and below. Given improving conditions in the economy and the financial markets, investor risk aversion abated and lower-rated securities outperformed their higher-rated counterparts.

The Fund’s overweight to the Financials sector, banks in particular, also contributed to performance. Financials continued to rally given the stability in the market, a steep yield curvevii and better-than-expected third quarter earnings.

Although Communications1 as a whole lagged the overall credit market, our security selection in Communications was a significant contributor to performance. Overweights to companies such as British Telecommunications PLC and News America Inc. were additive as Telecommunication Services (“Telecom”) and Media holdings traded tighter on prospects of a turning economy (Media tends to lead out of a recession as Advertising2 picks up), continued stable cash flows and earnings from large Telecom companies.

1  Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

2  Advertising is included in the Media sub-sector.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	3

Fund overview continued

Lastly, the Fund benefited from its lack of exposure to a number of securities that lagged the overall benchmark. Among the Fund’s twenty largest underweight positions relative to the benchmark, fifteen of them underperformed the benchmark.

Q. What were the leading detractors from performance?

A. The largest detractor from performance was security selection in select Insurance and Financials conglomerates, as underweight positions in a number of strong performers, including American International Group, Inc., UBS AG and Dow Chemicals Co., detracted from relative results. We chose to underweight these securities as we did not find their risk/reward characteristics to be compelling.

The Fund’s overweight to Communications was also a detractor from performance as the sector overall underperformed the general credit market mainly due to the increase in mergers and acquisition risk.

Looking for additional information?

The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIGIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Investment Grade Defined Opportunity Trust Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

December 14, 2009

4	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of November 30, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 7 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2009 were: Financials (29.9%), Telecommunication Services (11.3%), Consumer Discretionary (10.9%), Energy (10.5%) and Industrials (7.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund’s investments are subject to credit risk, interest rate risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund. The Fund will distribute all of its net assets to shareholders on or about December 2, 2024. The Fund does not guarantee the return of any specified amount.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays Capital U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued U.S. corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two rating agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

iv

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	The Barclays Capital U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).
vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from June 30, 2009 through November 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 22 funds in the Fund’s Lipper category.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of November 30, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

Schedule of investments

November 30, 2009

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
CORPORATE BONDS & NOTES — 91.9%
CONSUMER DISCRETIONARY — 9.9%
	Hotels, Restaurants & Leisure — 0.9%
$1,250,000	Harrah’s Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(a)	$1,281,250
540,000	Yum! Brands Inc., Senior Notes, 4.250% due 9/15/15	557,225
	Total Hotels, Restaurants & Leisure	1,838,475
	Household Durables — 0.4%
720,000	Fortune Brands Inc., Senior Notes, 4.875% due 12/1/13	743,446
	Media — 7.9%
	Affinion Group Inc.:
1,750,000	Senior Notes, 10.125% due 10/15/13	1,793,750
250,000	Senior Subordinated Notes, 10.125% due 10/15/13	256,250
	Comcast Corp.:
2,500,000	6.400% due 5/15/38	2,598,865
1,500,000	Senior Notes, 5.700% due 7/1/19	1,605,474
1,250,000	DISH DBS Corp., Senior Notes, 7.875% due 9/1/19	1,265,625
1,000,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(a)	1,042,500
2,400,000	News America Inc., Senior Notes, 6.650% due 11/15/37	2,540,678
1,760,000	Omnicom Group Inc., Notes, 6.250% due 7/15/19	1,948,165
	Time Warner Cable Inc.:
500,000	Debentures, 7.300% due 7/1/38	565,482
1,100,000	Senior Notes, 8.750% due 2/14/19	1,370,026
1,000,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(a)	1,092,500
1,000,000	WPP Finance UK, Senior Notes, 8.000% due 9/15/14	1,141,122
	Total Media	17,220,437
	Specialty Retail — 0.2%
500,000	Blockbuster Inc., Senior Secured Notes, 11.750% due 10/1/14(a)	470,000
	Textiles, Apparel & Luxury Goods — 0.5%
1,000,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	1,095,000
	TOTAL CONSUMER DISCRETIONARY	21,367,358
CONSUMER STAPLES — 5.9%
	Beverages — 1.2%
1,000,000	Anheuser-Busch InBev Worldwide Inc., Senior Notes, 7.750% due 1/15/19(a)	1,201,331
1,200,000	Diageo Capital PLC, Notes, 5.750% due 10/23/17	1,327,593
	Total Beverages	2,528,924

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	7

Schedule of investments continued

November 30, 2009

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
	Food & Staples Retailing — 2.0%
$600,000	CVS Caremark Corp., Senior Notes, 6.600% due 3/15/19	$674,104
2,135,000	Safeway Inc., Senior Notes, 6.250% due 3/15/14	2,398,719
1,100,000	Walgreen Co., Senior Notes, 5.250% due 1/15/19	1,209,864
	Total Food & Staples Retailing	4,282,687
	Food Products — 1.2%
1,080,000	Mead Johnson Nutrition Co., Senior Notes, 4.900% due 11/1/19(a)	1,105,093
1,500,000	Smithfield Foods Inc., Senior Secured Notes, 10.000% due 7/15/14(a)	1,578,750
	Total Food Products	2,683,843
	Tobacco — 1.5%
450,000	Altria Group Inc., Senior Notes, 8.500% due 11/10/13	527,855
600,000	Lorillard Tobacco Co., Senior Notes, 8.125% due 6/23/19	665,177
2,000,000	Reynolds American Inc., Senior Secured Notes, 7.625% due 6/1/16	2,176,500
	Total Tobacco	3,369,532
	TOTAL CONSUMER STAPLES	12,864,986
ENERGY — 10.5%
	Energy Equipment & Services — 0.8%
1,500,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	1,760,145
	Oil, Gas & Consumable Fuels — 9.7%
	Anadarko Petroleum Corp., Senior Notes:
600,000	5.950% due 9/15/16	655,596
1,100,000	6.450% due 9/15/36	1,158,615
1,500,000	ConocoPhillips, Notes, 6.500% due 2/1/39	1,710,543
1,000,000	DCP Midstream LLC, Senior Notes, 9.750% due 3/15/19(a)	1,221,662
1,000,000	Devon Financing Corp. ULC, Debentures, 7.875% due 9/30/31	1,265,862
2,000,000	Enterprise Products Operating LP, Senior Notes, 9.750% due 1/31/14	2,437,632
800,000	EOG Resources Inc., Senior Notes, 6.875% due 10/1/18	948,252
	Hess Corp., Notes:
1,400,000	8.125% due 2/15/19	1,725,736
440,000	7.875% due 10/1/29	527,648
800,000	Kinder Morgan Energy Partners LP, Senior Notes, 5.950% due 2/15/18	859,730
1,000,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	1,006,746
1,109,000	Petrobras International Finance Co., Senior Notes, 5.750% due 1/20/20	1,135,339
1,000,000	Quicksilver Resources Inc., Senior Notes, 11.750% due 1/1/16	1,116,250
1,500,000	Shell International Finance BV, Senior Notes, 6.375% due 12/15/38	1,746,258
700,000	Valero Energy Corp., Senior Notes, 9.375% due 3/15/19	846,572
1,000,000	Williams Cos. Inc., Senior Notes, 8.750% due 1/15/20	1,170,809

See Notes to Financial Statements.

8	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 9.7% continued
	XTO Energy Inc., Senior Notes:
$500,000	5.750% due 12/15/13	$552,163
900,000	5.500% due 6/15/18	954,990
	Total Oil, Gas & Consumable Fuels	21,040,403
	TOTAL ENERGY	22,800,548
FINANCIALS — 29.5%
	Capital Markets — 5.6%
3,500,000	Bear Stearns Cos. Inc., Senior Notes, 7.250% due 2/1/18	4,053,878
	Goldman Sachs Group Inc., Senior Notes:
4,250,000	5.950% due 1/18/18	4,554,585
500,000	7.500% due 2/15/19	591,475
990,000	Merrill Lynch & Co. Inc., Notes, 6.875% due 4/25/18	1,063,605
1,750,000	Morgan Stanley, Medium-Term Notes, 6.625% due 4/1/18	1,901,662
	Total Capital Markets	12,165,205
	Commercial Banks — 6.1%
240,000	BankAmerica Institutional Capital A, Junior Subordinated Bonds, 8.070% due 12/31/26(a)	226,200
250,000	BankAmerica Institutional Capital B, Junior Subordinated Bonds, 7.700% due 12/31/26(a)	231,875
1,000,000	BB&T Corp., Senior Notes, 5.700% due 4/30/14	1,097,518
110,000	Commonwealth Bank of Australia, Senior Notes, 5.000% due 10/15/19(a)	113,224
560,000	Credit Suisse/New York, Senior Notes, 5.300% due 8/13/19	587,928
	Royal Bank of Scotland Group PLC:
480,000	Senior Notes, 6.400% due 10/21/19	487,470
	Subordinated Notes:
120,000	5.000% due 11/12/13	107,574
740,000	5.000% due 10/1/14	652,680
1,000,000	RSHB Capital, Loan Participation Notes, Senior Secured Notes, 9.000% due 6/11/14(a)	1,124,600
2,100,000	Svenska Handelsbanken AB, Senior Notes, 4.875% due 6/10/14(a)	2,248,640
6,000,000	Wachovia Corp., Senior Notes, 5.750% due 2/1/18	6,321,240
	Total Commercial Banks	13,198,949
	Consumer Finance — 2.7%
2,760,000	American Express Co., Senior Notes, 8.125% due 5/20/19	3,322,201
1,250,000	FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	1,368,750
1,000,000	Ford Motor Credit Co., LLC, Senior Notes, 12.000% due 5/15/15	1,153,676
	Total Consumer Finance	5,844,627
	Diversified Financial Services — 9.3%
2,760,000	Bank of America Corp., Senior Notes, 7.625% due 6/1/19	3,166,153
840,000	Blackstone Holdings Finance Co. LLC, Senior Notes, 6.625% due 8/15/19(a)	859,803

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	9

Schedule of investments continued

November 30, 2009

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
	Diversified Financial Services — 9.3% continued
$1,450,000	Boeing Capital Corp., Senior Notes, 4.700% due 10/27/19	$1,470,362
	Citigroup Inc., Senior Notes:
300,000	6.375% due 8/12/14	315,888
470,000	5.500% due 10/15/14	479,305
2,250,000	6.000% due 8/15/17	2,261,304
500,000	8.500% due 5/22/19	565,629
2,000,000	6.875% due 3/5/38	1,943,962
1,350,000	8.125% due 7/15/39	1,488,575
	General Electric Capital Corp., Senior Notes:
2,000,000	5.250% due 10/19/12	2,158,928
790,000	6.000% due 8/7/19	833,682
1,500,000	6.875% due 1/10/39	1,578,026
500,000	International Lease Finance Corp., Medium-Term Notes, Senior Notes, 5.750% due 6/15/11	464,806
1,500,000	JPMorgan Chase & Co., Senior Notes, 6.400% due 5/15/38	1,666,255
870,000	TNK-BP Finance SA, Senior Notes, 7.500% due 3/13/13(a)	902,625
	Total Diversified Financial Services	20,155,303
	Insurance — 2.6%
1,300,000	ACE INA Holdings Inc., Senior Notes, 5.600% due 5/15/15	1,434,473
	Chubb Corp., Senior Notes:
600,000	5.750% due 5/15/18	665,750
600,000	6.500% due 5/15/38	701,703
1,500,000	MetLife Inc., Senior Notes, 6.817% due 8/15/18	1,711,927
690,000	Nationwide Mutual Insurance Co., Notes, 9.375% due 8/15/39(a)	725,741
400,000	Travelers Cos. Inc., Senior Notes, 6.250% due 6/15/37	448,160
	Total Insurance	5,687,754
	Real Estate Investment Trusts (REITs) — 1.5%
	Developers Diversified Realty Corp., Senior Notes:
505,000	4.625% due 8/1/10	500,151
660,000	9.625% due 3/15/16	688,026
1,500,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.750% due 4/1/17	1,432,500
580,000	WEA Finance LLC, Senior Notes, 6.750% due 9/2/19(a)	610,544
	Total Real Estate Investment Trusts (REITs)	3,231,221
	Thrifts & Mortgage Finance — 1.7%
3,500,000	Countrywide Financial Corp., Medium-Term Notes, 5.800% due 6/7/12	3,744,342
	TOTAL FINANCIALS	64,027,401

See Notes to Financial Statements.

10	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
HEALTH CARE — 6.0%
	Health Care Equipment & Supplies — 0.5%
$1,000,000	Biomet Inc., Senior Toggle Notes, 10.375% due 10/15/17(b)	$1,077,500
	Health Care Providers & Services — 3.2%
440,000	AmerisourceBergen Corp., Senior Notes, 4.875% due 11/15/19	444,837
	Humana Inc., Senior Notes:
1,000,000	6.450% due 6/1/16	1,017,147
1,000,000	7.200% due 6/15/18	1,046,929
600,000	McKesson Corp., Senior Notes, 6.500% due 2/15/14	672,564
1,000,000	Tenet Healthcare Corp., Senior Notes, 10.000% due 5/1/18(a)	1,117,500
1,300,000	UnitedHealth Group Inc., 4.875% due 2/15/13	1,371,772
1,200,000	WellPoint Inc., Notes, 5.250% due 1/15/16	1,252,007
	Total Health Care Providers & Services	6,922,756
	Pharmaceuticals — 2.3%
1,500,000	GlaxoSmithKline Capital Inc., 5.650% due 5/15/18	1,674,240
560,000	Pfizer Inc., Senior Notes, 7.200% due 3/15/39	714,801
1,100,000	Roche Holdings Inc., Senior Notes, 6.000% due 3/1/19(a)	1,243,565
1,300,000	Wyeth, Notes, 5.950% due 4/1/37	1,432,171
	Total Pharmaceuticals	5,064,777
	TOTAL HEALTH CARE	13,065,033
INDUSTRIALS — 6.5%
	Aerospace & Defense — 0.4%
	L-3 Communications Corp.:
380,000	Senior Notes, 5.200% due 10/15/19(a)	391,030
	Senior Subordinated Notes:
100,000	5.875% due 1/15/15	98,500
460,000	6.375% due 10/15/15	454,825
	Total Aerospace & Defense	944,355
	Air Freight & Logistics — 0.4%
700,000	United Parcel Service Inc., Senior Notes, 6.200% due 1/15/38	805,634
	Airlines — 2.4%
1,725,000	American Airlines Pass-Through Trust, Secured Notes, 7.858% due 4/1/13	1,716,375
	Continental Airlines Inc.:
190,000	9.250% due 5/10/17	192,375
810,000	7.250% due 11/10/19	818,100
	Delta Air Lines Inc.:
540,000	7.750% due 12/17/19	546,075
1,500,000	Pass-Through Certificates, 7.570% due 11/18/10	1,507,500

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	11

Schedule of investments continued

November 30, 2009

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
	Airlines — 2.4% continued
	United Airlines Inc.:
$250,000	Notes, 9.750% due 1/15/17	$254,375
220,000	Senior Secured Notes, 10.400% due 11/1/16	226,600
	Total Airlines	5,261,400
	Commercial Services & Supplies — 0.9%
	Republic Services Inc., Senior Notes:
220,000	5.500% due 9/15/19(a)	230,912
580,000	5.250% due 11/15/21(a)	591,549
1,000,000	RSC Equipment Rental Inc., Senior Secured Notes, 10.000% due 7/15/17(a)	1,082,500
	Total Commercial Services & Supplies	1,904,961
	Industrial Conglomerates — 1.9%
950,000	Hutchison Whampoa International Ltd., Notes, 4.625% due 9/11/15(a)	970,644
950,000	Tyco International Finance SA, Notes, 4.125% due 10/15/14	990,109
1,800,000	United Technologies Corp., Senior Notes, 6.125% due 2/1/19	2,078,419
	Total Industrial Conglomerates	4,039,172
	Road & Rail — 0.5%
1,000,000	Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16	1,145,000
	TOTAL INDUSTRIALS	14,100,522
MATERIALS — 6.2%
	Containers & Packaging — 0.9%
440,000	Ball Corp., Senior Notes, 7.125% due 9/1/16	453,200
1,300,000	Solo Cup Co., Senior Secured Notes, 10.500% due 11/1/13(a)	1,374,750
	Total Containers & Packaging	1,827,950
	Metals & Mining — 4.0%
2,770,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	2,992,254
2,000,000	Rio Tinto Finance USA Ltd., Senior Notes, 9.000% due 5/1/19	2,553,618
2,100,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	2,148,104
1,000,000	Xstrata Finance Canada Ltd., Senior Bonds, 5.800% due 11/15/16(a)	1,009,860
	Total Metals & Mining	8,703,836
	Paper & Forest Products — 1.3%
500,000	NewPage Corp., Senior Secured Notes, 11.375% due 12/31/14(a)	495,000
1,120,000	PE Paper Escrow GmbH, Senior Secured Notes, 12.000% due 8/1/14(a)	1,231,408
1,000,000	Verso Paper Holdings LLC, Senior Secured Notes, 11.500% due 7/1/14(a)	1,095,000
	Total Paper & Forest Products	2,821,408
	TOTAL MATERIALS	13,353,194
TELECOMMUNICATION SERVICES — 10.9%
	Diversified Telecommunication Services — 8.7%
	AT&T Inc., Global Notes:
2,250,000	5.600% due 5/15/18	2,401,783
790,000	6.550% due 2/15/39	855,773

See Notes to Financial Statements.

12	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
	Diversified Telecommunication Services — 8.7% continued
$2,000,000	British Telecommunications PLC, Bonds, 9.625% due 12/15/30	$2,566,864
800,000	Deutsche Telekom International Finance BV, Bonds, 8.750% due 6/15/30	1,048,010
1,500,000	Embarq Corp., Notes, 7.995% due 6/1/36	1,580,440
1,000,000	France Telecom SA, Senior Notes, 5.375% due 7/8/19	1,088,192
1,000,000	Intelsat Corp., Senior Notes, 9.250% due 8/15/14	1,012,500
1,000,000	Koninklijke KPN NV, Senior Notes, 8.375% due 10/1/30	1,276,616
500,000	Qwest Corp., Senior Notes, 7.875% due 9/1/11	521,875
1,200,000	SBC Communications Inc., Notes, 5.100% due 9/15/14	1,308,050
1,000,000	Telecom Italia Capital SA, Senior Notes, 7.721% due 6/4/38	1,165,515
410,000	Telefonica Emisiones SAU, Senior Notes, 7.045% due 6/20/36	482,133
1,500,000	Valor Telecommunications Enterprises LLC/Finance Corp., 7.750% due 2/15/15	1,546,088
1,460,000	Verizon Communications Inc., Senior Notes, 8.950% due 3/1/39	1,999,999
	Total Diversified Telecommunication Services	18,853,838
	Wireless Telecommunication Services — 2.2%
2,000,000	Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes, 8.500% due 11/15/18	2,559,104
1,000,000	Rogers Communications Inc., Senior Notes, 6.800% due 8/15/18	1,149,534
1,250,000	Sprint Capital Corp., Senior Notes, 8.750% due 3/15/32	1,076,562
	Total Wireless Telecommunication Services	4,785,200
	TOTAL TELECOMMUNICATION SERVICES	23,639,038
UTILITIES — 6.5%
	Electric Utilities — 5.7%
	Commonwealth Edison Co., First Mortgage Bonds:
600,000	5.800% due 3/15/18	656,605
600,000	6.450% due 1/15/38	678,705
2,020,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31	2,264,574
730,000	FirstEnergy Solutions Corp., Senior Notes, 4.800% due 2/15/15(a)	759,532
1,030,000	IPALCO Enterprises Inc., 7.250% due 4/1/16(a)	1,032,575
	MidAmerican Energy Holdings Co.:
1,000,000	Bonds, 6.125% due 4/1/36	1,075,365
1,000,000	Senior Notes, 5.750% due 4/1/18	1,087,687
	Pacific Gas & Electric Co., Senior Notes:
800,000	8.250% due 10/15/18	1,012,854
1,000,000	5.800% due 3/1/37	1,051,479
2,000,000	Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes, 9.681% due 7/2/26	2,055,000
500,000	Virginia Electric and Power Co., Senior Notes, 8.875% due 11/15/38	716,730
	Total Electric Utilities	12,391,106
	Independent Power Producers & Energy Traders — 0.5%
1,100,000	AES Corp., Senior Notes, 8.000% due 6/1/20	1,094,500

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	13

Schedule of investments continued

November 30, 2009

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
	Multi-Utilities — 0.3%
$500,000	Dominion Resources Inc., Senior Notes, 8.875% due 1/15/19	$641,445
	TOTAL UTILITIES	14,127,051
	TOTAL CORPORATE BONDS & NOTES (Cost — $185,053,807)	199,345,131
COLLATERALIZED SENIOR LOANS — 5.1%
CONSUMER DISCRETIONARY — 1.0%
	Diversified Consumer Services — 0.4%
997,455	Thomson Learning, Term Loan B, 2.760% due 7/5/14(c)	854,695
	Hotels, Restaurants & Leisure — 0.6%
547,820	Venetian Macau, Term Loan B, 5.790% due 4/1/13(c)	520,429
948,420	Venetian Macau, Term Loan B, 5.790% due 4/1/13(c)	900,999
	Total Hotels, Restaurants & Leisure	1,421,428
	TOTAL CONSUMER DISCRETIONARY	2,276,123
FINANCIALS — 0.4%
	Diversified Financial Services — 0.4%
985,498	CCM Merger Inc., Term Loan B, 8.500% due 7/21/12(c)	941,459
HEALTH CARE — 0.4%
	Health Care Equipment & Supplies — 0.4%
997,815	Fenwal Inc., Term Loan, 2.622% due 3/1/14(c)	863,941
INDUSTRIALS — 0.8%
	Airlines — 0.4%
1,000,000	Delta Airlines, Credit-Linked Deposit Facility, 2.284% due 4/30/12(c)	846,250
	Commercial Services & Supplies — 0.4%
995,000	Nielsen Finance LLC, Term Loan, 3.994% due 6/10/14(c)	899,409
	TOTAL INDUSTRIALS	1,745,659
INFORMATION TECHNOLOGY — 0.9%
	IT Services — 0.4%
994,924	First Data Corp., Term Loan, 3.035% due 10/15/14(c)	830,071
	Semiconductors & Semiconductor Equipment — 0.5%
997,494	Freescale Semiconductor Inc., Term Loan, 12.500% due 12/15/14(c)	1,024,094
	TOTAL INFORMATION TECHNOLOGY	1,854,165
MATERIALS — 0.9%
	Chemicals — 0.5%
1,000,000	Lyondell Chemical Co., Term Loan, 13.000% due 12/15/09(c)	1,039,250
	Containers & Packaging — 0.4%
994,898	Berry Plastics Group Inc., Term Loan C, 2.296% due 4/3/15(c)	842,899
	TOTAL MATERIALS	1,882,149
TELECOMMUNICATION SERVICES — 0.4%
	Diversified Telecommunication Services — 0.4%
996,381	Level 3 Communications Inc., Term Loan, 2.691% due 3/1/14(c)	847,340

See Notes to Financial Statements.

14	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

FACE AMOUNT	SECURITY	VALUE
UTILITIES — 0.3%
	Independent Power Producers & Energy Traders — 0.3%
$994,924	Energy Future Holdings, Term Loan, 3.744% due 10/10/14(c)	$739,284
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $10,677,505)	11,150,120
SOVEREIGN BOND — 0.5%
	Russia — 0.5%
940,000	Russian Federation, 7.500% due 3/31/30(c) (Cost — $930,950)	1,069,344
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.6%
	U.S. Government Agencies — 0.5%
630,000	Federal National Mortgage Association (FNMA), Subordinated Debentures, zero coupon bond to yield 6.179% due 10/9/19(d)	363,241
690,000	Tennessee Valley Authority, 5.250% due 9/15/39	708,927
	Total U.S. Government Agencies	1,072,168
	U.S. Government Obligation — 0.1%
170,000	U.S. Treasury Bonds, 4.250% due 5/15/39	171,355
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $1,197,964)	1,243,523
MUNICIPAL BOND — 0.4%
	California — 0.4%
910,000	California State, GO, Build America Bonds, 7.300% due 10/1/39 (Cost — $913,564)	907,743
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $198,773,790)	213,715,861
SHORT-TERM INVESTMENTS — 0.0%
	U.S. Government Agencies — 0.0%
5,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 0.295% due 1/25/10(d)(e)(f)	4,998
	Federal National Mortgage Association (FNMA), Discount Notes:
24,000	0.069% - 0.119% due 1/25/10(d)(e)(f)	23,997
30,000	0.290% due 1/27/10(d)(e)(f)	29,986
	TOTAL SHORT-TERM INVESTMENTS (Cost — $58,981)	58,981
	TOTAL INVESTMENTS — 98.5% (Cost — $198,832,771#)	213,774,842
	Other Assets in Excess of Liabilities — 1.5%	3,176,740
	TOTAL NET ASSETS — 100.0%	$216,951,582

(a)         Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)        Payment-in-kind security for which part of the income earned may be paid as additional principal.

(c)         Variable rate security. Interest rate disclosed is that which is in effect at November 30, 2009.

(d)        On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(e)         All or a portion of this security is held at the broker as collateral for open futures contracts.

(f)           Rate shown represents yield-to-maturity.

#            Aggregate cost for federal income tax purposes is $199,046,688.

Abbreviation used in this schedule:

GO  –  General Obligation

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	15

Statement of assets and liabilities

November 30, 2009

ASSETS:
Investments, at value (Cost — $198,832,771)	$213,774,842
Cash	159,651
Interest receivable	3,583,330
Prepaid expenses	4,034
Total Assets	217,521,857
LIABILITIES:
Payable for securities purchased	333,231
Investment management fee payable	115,207
Directors’ fees payable	4,814
Payable to broker — variation margin on open futures contracts	313
Accrued expenses	116,710
Total Liabilities	570,275
TOTAL NET ASSETS	$216,951,582
NET ASSETS:
Par value ($0.001 par value; 10,542,556 shares issued and outstanding; 100,000,000 shares authorized)	$10,543
Paid-in capital in excess of par value	200,928,870
Undistributed net investment income	430,790
Accumulated net realized gain on investments and futures contracts	647,379
Net unrealized appreciation on investments and futures contracts	14,934,000
TOTAL NET ASSETS	$216,951,582
Shares Outstanding	10,542,556
Net Asset Value	$20.58

See Notes to Financial Statements.

16	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

Statement of operations

For the Period Ended November 30, 2009†

INVESTMENT INCOME:
Interest	$ 5,286,810
EXPENSES:
Investment management fee (Note 2)	578,173
Audit and tax	51,600
Shareholder reports	25,993
Organization expenses	25,000
Directors’ fees	24,359
Legal fees	22,317
Transfer agent fees	15,017
Excise tax (Note 1)	10,476
Custody fees	1,783
Insurance	1,577
Miscellaneous expenses	6,100
Total Expenses	762,395
Less: Expense reimbursements (Note 2)	(25,000)
Compensating balance agreements (Note 1)	(366)
Net Expenses	737,029
NET INVESTMENT INCOME	4,549,781
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	955,597
Futures contracts	(32,717)
Net Realized Gain	922,880
Change in Net Unrealized Appreciation/Depreciation From:
Investments	14,942,071
Futures contracts	(8,071)
Change in Net Unrealized Appreciation/Depreciation	14,934,000
NET GAIN ON INVESTMENTS AND FUTURES CONTRACTS	15,856,880
INCREASE IN NET ASSETS FROM OPERATIONS	$20,406,661

† For the period June 26, 2009 (commencement of operations) through November 30, 2009.

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	17

Statement of changes in net assets

FOR THE PERIOD ENDED NOVEMBER 30, 2009†	2009
OPERATIONS:
Net investment income	$ 4,549,781
Net realized gain	922,880
Change in net unrealized appreciation/depreciation	14,934,000
Increase in Net Assets From Operations	20,406,661
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,404,968)
Decrease in Net Assets From Distributions to Shareholders	(4,404,968)
FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares (10,525,136 shares issued)	200,609,294
Reinvestment of distributions (17,420 shares reinvested)	340,595
Increase in Net Assets From Fund Share Transactions	200,949,889
INCREASE IN NET ASSETS	216,951,582
NET ASSETS:
End of period*	$216,951,582
* Includes undistributed net investment income of:	$430,790

† For the period June 26, 2009 (commencement of operations) through November 30, 2009.

See Notes to Financial Statements.

18	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD ENDED NOVEMBER 30, UNLESS OTHERWISE NOTED:

2009[1,2]
NET ASSET VALUE, BEGINNING OF PERIOD	$19.06 [3]
INCOME FROM OPERATIONS:
Net investment income	0.44
Net realized and unrealized gain	1.50
Total income from operations	1.94
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)
Total distributions	(0.42)
NET ASSET VALUE, END OF PERIOD	$20.58
MARKET PRICE, END OF PERIOD	$19.64
Total return, based on NAV[4,5]	10.32%
Total return, based on Market Price[5]	0.33%
NET ASSETS, END OF PERIOD (000s)	$216,952
RATIOS TO AVERAGE NET ASSETS:
Gross expenses[6]	0.86%
Net expenses[6,7,8]	0.83
Net investment income[6]	5.12
PORTFOLIO TURNOVER RATE	19%

1	For the period June 26, 2009 (commencement of operations) through November 30, 2009.
2	Per share amounts have been calculated using the average shares method.
3	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
4

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6	Annualized.
7	The investment manager has agreed to reimburse all organization expenses (Note 2).
8	The impact to the expense ratio was less than 0.01% as a result of compensating balance agreements.

See Notes to Financial Statements.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	19

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through January 19, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

20	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$199,345,131	—	$199,345,131
Collateralized senior loans	—	11,150,120	—	11,150,120
Sovereign bond	—	1,069,344	—	1,069,344
U.S. government & agency obligations	—	1,243,523	—	1,243,523
Municipal bond	—	907,743	—	907,743
Total long-term investments	—	213,715,861	—	213,715,861
Short-term investments†	—	58,981	—	58,981
Total investments	—	213,774,842	—	213,774,842
Other financial instruments:
Futures contracts‡	$(8,071)	—	—	(8,071)
Total	$(8,071)	$213,774,842	—	$213,766,771

†  See Schedule of Investments for additional detailed categorizations.

‡  Fair value represents the unrealized appreciation/(depreciation) of futures contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	21

Notes to financial statements continued

Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates, equities or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent

22	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance agreements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash deposit with the bank. The amount is shown as a reduction of expenses in the Statement of Operations.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund has accrued $10,476 of Federal excise tax attributable to the taxable period ended November 30, 2009. The Fund anticipates being subject to an excise tax of approximately $49,180 for calendar year 2009.

Management has analyzed the Fund’s tax positions and has concluded that as of November 30, 2009, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current period, the Fund had the following reclassifications:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN	PAID-IN CAPITAL
(a)	$ 10,476	—	$(10,476)
(b)	275,501	$(275,501)	—

(a)  Reclassifications are primarily due to a non-deductible excise tax accrued by the Fund.

(b)  Reclassifications are primarily due to differences between book and tax amortization of premium on fixed-income securities.

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	23

Notes to financial statements continued

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”), Western Asset Management Company Ltd in Japan (“Western Japan”) and Western Asset Management Company Limited in London (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Asset Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Asset will pay each of Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited will receive a fee from Western Asset payable monthly, in an amount equal to 70% of the Fund’s fee paid to LMPFA by the Fund related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

LMPFA has agreed to pay (i) all of the Fund’s organizational costs and (ii) the Fund’s offering costs, other than sales load, in excess of $0.04 per Common Share. During the period ended November 30, 2009, LMPFA reimbursed organization expenses to the Fund amounting to $25,000 and paid $517,534 in offering costs.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period June 26, 2009 through November 30, 2009, the aggregate cost of purchases and proceeds from sales of investments were as follows:

INVESTMENTS
Purchases	$230,999,331
Sales	33,152,031

24	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

At November 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$14,811,489
Gross unrealized depreciation	(83,335)
Net unrealized appreciation	$14,728,154

At November 30, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 10-Year Notes	5	3/10	$591,617	$599,688	$(8,071)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at November 30, 2009.

LIABILITY DERIVATIVES1

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts[2]	$(8,071)	—	$(8,071)

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

2

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period June 26, 2009 through November 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$(32,717)	—	$(32,717)

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	25

Notes to financial statements continued

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$(8,071)	—	$(8,071)

During the period June 26, 2009 through November 30, 2009, the Fund had average market values of $273,656 and $1,081,339 in futures contracts to buy and futures contracts to sell, respectively.

5. Distributions subsequent to November 30, 2009

On November 16, 2009, the Fund’s Board of Directors (“Board”) declared three distributions, each in the amount of $0.1045 per share, payable on December 28, 2009, January 29, 2010 and February 26, 2010 to shareholders of record on December 18, 2009, January 22, 2010 and February 19, 2010.

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the taxable period ended November 30 was as follows:

2009
Distributions Paid From:
Ordinary income	$4,404,968

As of November 30, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 1,371,980
Other book/tax temporary differences(a)	(79,894)
Unrealized appreciation/(depreciation)(b)	14,720,083
Total accumulated earnings/(losses) — net	$16,012,169

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized losses on certain futures and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

26	Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset Investment Grade Defined Opportunity Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Investment Grade Defined Opportunity Trust Inc. as of November 30, 2009, and the related statements of operations, changes in net assets and the financial highlights for the period from June 26, 2009 (commencement of operations) to November 30, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Investment Grade Defined Opportunity Trust Inc. as of November 30, 2009, and the results of its operations, the changes in its net assets, and the financial highlights for the period from June 26, 2009 to November 30, 2009, in conformity with U.S. generally accepted accounting principles.

New York, New York
January 19, 2010

Western Asset Investment Grade Defined Opportunity Trust Inc. 2009 Annual Report	27

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting (the “Organization Meeting”) of the Board of Directors (the “Board”) of Western Asset Investment Grade Defined Opportunity Trust (the “Fund”) held on May 21, 2009, the Board received a proposal from Legg Mason, Inc. (“Legg Mason”) to launch a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As part of this proposal, the Board at the Organization Meeting considered the initial approval for a two-year period of the Fund’s management agreement (the “Management Agreement”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board also approved sub-advisory agreements (individually, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan, and Western Asset London collectively are hereinafter referred to as the “Non-U.S. Sub-Advisers.” The Sub-Advisers provide sub-advisory services to the Fund pursuant to the Sub-Advisory Agreements. The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason. The Fund’s investment objective is to provide high current income, and then to liquidate on or about December 2, 2024 and distribute all of the Fund’s net assets to shareholders. As a secondary investment objective, the Fund will seek capital appreciation. The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 80% of its total managed assets in investment grade corporate fixed income securities of varying maturities. Up to 20% of its total managed assets may be invested in (i) corporate fixed income securities of below investment grade quality (commonly referred to as “high yield” securities or “junk bonds”) at the time of investment, or (ii) other securities, including obligations of the U.S. Government, its agencies or instrumentalities, common stocks, warrants and depositary receipts. The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated securities of issuers located anywhere in the world, including emerging market countries, and of issuers that operate in any industry. The Fund does not intend to leverage its capital structure by issuing senior securities (such as preferred stock or debt instruments) but may borrow for temporary or emergency purposes as permitted by the 1940 Act. In addition, the Fund may invest in certain instruments and enter into transactions that may have the economic effect of creating leverage as permitted by the 1940 Act. The Directors who are not “interested persons” (as defined in the 1940 Act (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and Western Asset. The

28	Western Asset Investment Grade Defined Opportunity Trust Inc.

Independent Directors requested and received information from the Manager and Western Asset they deemed reasonably necessary for their review of the Management Agreement and the Sub-Advisory Agreements.

Nature, extent and quality of the services to be provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund and its shareholders by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements. The Directors also considered the Manager’s supervisory responsibilities in respect of the Sub-Advisers and Western Asset’s supervisory responsibilities in respect of the Non-U.S. Sub-Advisers. The Board noted that the Fund is newly organized and has no operating history but took into consideration its knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds under the supervision of the Board, including the Manager’s coordination and oversight of the activities of sub-advisers and other service providers to those funds. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and reviewed the investment program of Western Asset with the CCO.

As a newly organized fund, the Fund had no historical performance information available at the time of the Organization Meeting for the Board to consider in its evaluation of the terms and conditions of the Management Agreement and the Sub-Advisory Agreements. The Board reviewed the investment objectives and policies of the Fund with the Manager and Western Asset and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board members discussed with representatives of the Manager and Western Asset the Sub-Advisers’ experience and capabilities in the management of funds and investment vehicles comparable to the Fund and also discussed the Sub-Advisers’ compliance capabilities. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Legg Mason for the benefit of the Fund.

The Board also considered the division of responsibilities of the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by Western Asset and others and Western Asset’s coordination and oversight of services provided by the Non-U.S. Sub-Advisers. The Manager does not provide day-to-day portfolio management services. Rather, portfolio management for the Fund is provided by Western Asset pursuant to the Sub-Advisory Agreement between the Manager and

Western Asset Investment Grade Defined Opportunity Trust Inc.	29

Board approval of management and subadvisory agreements (unaudited) continued

Western Asset (the “Western Asset Sub-Advisory Agreement”). The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of Western Asset’s responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. The Non-U.S. Sub-Advisers each help provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the respective services expected to be provided by the Manager under the Management Agreement and by the Manager and the Sub-Advisers under the Sub-Advisory Agreements.

Management fees, expense ratios and profitability

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the contractual management fees (the “Sub-Advisory Contractual Management Fees”) payable to the Sub-Advisers under the respective Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Advisers to the Fund. The Contractual Management Fee is an annual fee, payable monthly, in an amount equal to 0.65% of the Fund’s average daily net assets. The Board noted that the Manager, and not the Fund, pays the Sub-Advisory Contractual Management Fees to Western Asset and, accordingly, that the retention of Western Asset would not increase the fees and expenses to be incurred by the Fund. Similarly, the Board noted that Western Asset, and not the Fund, pays the Contractual Sub-Advisory Fees to each Non-U.S. Sub-Adviser and that the retention of such Non-U.S. Sub-Adviser would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Advisers.

The Board received and considered information comparing the Contractual Management Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds and investment vehicles. The Manager discussed the expected expense ratio of the Fund and the costs of organization. Management discussed with the Board the Fund’s proposed underwriting arrangements. Underwriters were to receive a sales load of 4.50% of the offering price of each share. The Board noted a proposal by the Manager to pay (i) all of the Fund’s organizational expenses, estimated at $25,000, and (ii) the Fund’s offering expenses (other than sales load, but inclusive of a partial expense reimbursement to the

30	Western Asset Investment Grade Defined Opportunity Trust Inc.

underwriters of $0.0067 per share) in excess of $0.04 per share. As a newly organized fund, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the Organization Meeting but the Board received and reviewed with the Manager pro forma information regarding the projected profitability to the Manager of its services to the Fund. Under the circumstances, the Board concluded that the profitability projected in the pro forma information was reasonable, but did not give such information significant weight in its evaluations.

Economies of scale

The Manager stated that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. However, the Board noted that the Manager, in the Contractual Management Fee, incorporates no breakpoints to reflect the potential for reducing the Contractual Management Fee or the Sub-Advisory Contractual Management Fees as assets grow. The Board considered that, as a newly organized fund, there was uncertainty regarding the ability of the Fund to attract assets and the rate of asset growth that will be achieved. In light of the uncertainties as to the growth of assets, the Board concluded the Contractual Management Fee structure and the Sub-Advisory Contractual Management Fees structure each is appropriate at this time.

Taking all of the above into consideration, the Board determined that the Contractual Management Fee and the Sub-Advisory Contractual Management Fees were reasonable in light of the expense information presented and the nature, extent and quality of the services expected to be provided under the Management Agreement and the Sub-Advisory Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were considered reasonable.

Based on their discussions and considerations, including those described above, the Board, including the Independent Directors, approved the Management Agreement and the Sub-Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

Western Asset Investment Grade Defined Opportunity Trust Inc.	31

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	President, Colman Consulting Co. (consulting)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

32	Western Asset Investment Grade Defined Opportunity Trust Inc.

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2009)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C.: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

Western Asset Investment Grade Defined Opportunity Trust Inc.	33

Additional information (unaudited) continued

Information about Directors and Officers

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director[2] of Associated BanCorp (banking) (since 1994)

RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

34	Western Asset Investment Grade Defined Opportunity Trust Inc.

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunals, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors L.L.C.: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

INTERESTED DIRECTOR

R. JAY GERKEN, CFA[3]
Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (prior to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	135

Other board member ships held by Director	Former Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Western Asset Investment Grade Defined Opportunity Trust Inc.	35

Additional information (unaudited) continued

Information about Directors and Officers

OFFICERS

KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER
Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL
Legg Mason
100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

36	Western Asset Investment Grade Defined Opportunity Trust Inc.

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

STEVEN FRANK
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2009

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

1  The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2011 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2  Non-Executive Chairman of the Board (Since December 1, 2009)

3  Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Investment Grade Defined Opportunity Trust Inc.	37

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification, and the Fund also has included the certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

38	Western Asset Investment Grade Defined Opportunity Trust Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

Western Asset Investment Grade Defined Opportunity Trust Inc.	39

Dividend reinvestment plan (unaudited) continued

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

40	Western Asset Investment Grade Defined Opportunity Trust Inc.

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

Western Asset Investment Grade Defined Opportunity Trust Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi	Subadvisers
Leslie H. Gelb	Western Asset Management Company
R. Jay Gerken, CFA
Chairman	Western Asset Management Company Limited
William R. Hutchinson
Riordan Roett	Western Asset Management Company Pte. Ltd. in Singapore
Jeswald W. Salacuse
Western Asset Management Company Ltd in Japan
Officers
R. Jay Gerken, CFA	Custodian
President and Chief Executive Officer	State Street Bank and Trust Company
1 Lincoln Street
Kaprel Ozsolak	Boston, Massachusetts 02111
Chief Financial Officer and Treasurer
Transfer agent
Ted P. Becker	American Stock Transfer & Trust Company
Chief Compliance Officer	59 Maiden Lane
New York, New York 10038
Robert I. Frenkel
Secretary and Chief Legal Officer	Independent registered public accounting firm
KPMG LLP
Thomas C. Mandia	345 Park Avenue
Assistant Secretary	New York, New York 10154

Steven Frank	Legal counsel
Controller	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
Albert Laskaj	New York, New York 10017
Controller
New York Stock Exchange Symbol
IGI

Western Asset Investment Grade Defined Opportunity Trust Inc.

55 Water Street

New York, New York 10041

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•                  Information we receive from you on applications and forms, via the telephone, and through our websites;

•                  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•                  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset Investment Grade Defined Opportunity Trust Inc.

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

55 Water Street

New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX012164 1/10 SR10-1005

ITEM 2.                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the fiscal year ending November 30, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Period, were $5,500 in 2009.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4 for Western Asset Investment Grade Defined Opportunity Trust Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Investment Grade Defined Opportunity Trust Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Period that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Period for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Investment Defined Opportunity Trust Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Investment Defined Opportunity Trust Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee duly implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes impairs the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services does not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Investment Grade Defined Opportunity Trust Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees was 100% 2009; Tax Fees was 100% for 2009; and Other Fees were 100% for 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Investment Grade Defined Opportunity Trust Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Investment Grade Defined Opportunity Trust Inc. during the reporting period were $0 in 2009.

(h) Yes.  Western Asset Investment Grade Defined Opportunity Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset Investment Grade Defined Opportunity Trust Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd. (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver

Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; Head of Credit of Western Asset since 2005; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Jeffrey Van Schaick Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

Dipankar Shewaram Western Asset 385 East Colorado Blvd	Since 2009	Co-portfolio manager of the fund; portfolio manager with Western Asset since 2009; Partner/Principal, Senior Portfolio Manager for Blue Bay Asset Management from 2002-2008.

Pasadena, CA 91101

Timothy Settel Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2009	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

Ryan Brist Western Asset 385 East Colorado Blvd Pasadena, CA 91101	Since 2009

Co-portfolio manager of the fund; Head of U.S. Investment Grade Credit of Western Asset since 2009; Chief Investment Officer and Portfolio Manager of Logan Circle Partners 2007-2009);Co-Chief Investment Officer and Senior Portfolio Manager at Delaware Investment Advisors (2000-2007)

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of November 30, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Stephen A. Walsh‡	110 registered investment companies with $184.9 billion in total assets under management	232 Other pooled investment vehicles with $112.1billion in assets under management*	841 Other accounts with $201.4 billion in total assets under management**

Jeffrey Van Schaick‡	3 registered investment companies with $0.9 billion in total assets under management	4 Other pooled investment vehicles with $0.4 billion in assets under management***	17 Other accounts with $6.2 billion in total assets under management****

Michael C. Buchanan‡	17 registered investment Companies with $9.4 billion in total assets Under management	8 Other pooled investment vehicles with $4.0 billion in assets under management	14 Other accounts with $1.9 billion in total assets under management

Dipankar Shewaram‡	0 registered investment Companies with $0 billion in total assets Under management	8 Other pooled investment vehicles with $0.8 million in assets under management	34 Other accounts with $10.1 billion in total assets under management@

Timothy Settel‡	0 registered investment Companies with $0 billion in total assets Under management	1 Other pooled investment vehicle with $0.6 million in assets under management@@	0 Other accounts with $0 billion in total assets under management

Ryan Brist‡	3 registered investment Companies with $0.9 billion in total assets Under management	4 Other pooled investment vehicles with $0.4 million in assets under management***	17 Other accounts with $6.2 billion in total assets under management****

*                                         Includes 7 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.

**                                  Includes 95 accounts managed, totaling $25.3 billion, for which advisory fee is performance based.

***                           Includes 1 account managed, totaling less than $0.1 billion, for which advisory fee is performance based.

****                    Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.

@                                    Includes 11 accounts managed, totaling $2.6 billion, for which advisory fee is performance based.

@@                        Includes 1 account managed, totaling $0.3 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Walsh is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of November 30, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

Stephen A. Walsh	B
Jeffrey Van Schaick	A
Michael C. Buchanan	A
Dipankar Shewaram	A
Timothy Settel	A
Ryan Brist	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                               SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                               CONTROLS AND PROCEDURES.

(a)                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	January 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	January 29, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	January 29, 2010